Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO

FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 13, 2022, by and among Squadron Capital LLC, a Delaware limited liability company (“Lender”), OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”) and the subsidiaries of OrthoPediatrics parties hereto (“Borrowers” and individually a “Borrower”).

RECITALS:

A.                 Lender made loans and certain other financial accommodations to Borrowers as evidenced by that certain Fourth Amended and Restated Loan and Security Agreement dated as of December 31, 2017, among Borrowers and Lender (as amended, the “Existing Loan and Security Agreement”).

B.                  Borrowers and Lender hereby agree to amend the Existing Loan and Security Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                   Incorporation of Recitals. Borrowers and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof.

2.                   Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Loan and Security Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.

3.                   Amendments to Existing Loan and Security Agreement.

A.                 Section 1.1 of the Existing Loan and Security Agreement is hereby amended by amending and restating the following definition:

“Revolving Loan Commitment”: $50,000,000.

B.        The Existing Loan and Security Agreement is hereby amended by amending and restating Exhibit B in its entirety with Exhibit A attached hereto.

C.        The Existing Loan and Security Agreement is hereby amended by amending and restating Exhibit C in its entirety with Exhibit B attached hereto.

4.                   Representations, Warranties and Covenants. Each Borrower hereby represents, warrants and covenants to Lender as follows:

A.        no Unmatured Default or Event of Default has occurred and is continuing under the Existing Loan and Security Agreement or any other Loan Document;

B.       the representations and warranties of such Borrower in the Existing Loan and Security Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and

C.       this Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor's rights generally and by general principles of equity.

5.                   Joinder to Existing Loan and Security Agreement.

A.                 Effective as of the date of this Amendment, each of OrthoPediatrics GmbH, a company organized under the laws of Germany, OrthoPediatrics Iowa Holdco, Inc., a Delaware corporation, MD Orthopaedics, Inc., an Iowa corporation, and MD International, Inc., an Iowa corporation (each a “Joining Party” and collectively, the “Joining Parties”), hereby acknowledges that it has received and reviewed a copy of the Existing Loan and Security Agreement, and acknowledges and hereby:

(i)                 joins in the execution of, and becomes a party to, the Existing Loan and Security Agreement as a Borrower thereunder, as indicated by its signature below;

(ii)               agrees to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgements of a Borrower under the Existing Loan and Security Agreement with the same force and effect as if it was an original signatory to the Existing Loan and Security Agreement;

(iii)             assumes all rights and interests and agrees to perform all applicable duties and Obligations of a Borrower under the Existing Loan and Security Agreement;

(iv)              as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Borrowers and the Joining Parties, each Joining Party (other than OrthoPediatrics GmbH) grants to Lender a lien on and security interest in, all of such Joining Party’s right, title and interest in, to and under the personal Property of such Joining Party and expressly assumes all obligations and liability of a debtor thereunder; and

(v)                adds the information in Exhibit C attached hereto to the Schedules to the Existing Loan and Security Agreement.

B.                  Each Joining Party hereby makes the representations and warranties set forth in Section 5 of the Existing Loan and Security Agreement as of the date hereof and confirms that such representations and warranties are true and correct.

C.                  Each Joining Party covenants and agrees to be bound by and to comply with the affirmative and negative covenants set forth in Sections 6 and 7 of the Existing Loan and Security Agreement as if such Joining Party was an original party to the Existing Loan and Security Agreement.

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6.                   Post-Closing Obligations.

A.                 Within sixty (60) days following the date hereof, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of Borrowers and the Joining Parties (other than OrthoPediatrics GmbH), each of the Joining Parties (other than OrthoPediatrics GmbH) agree to grant to Lender a security interest in, all of the Joining Parties’ (other than OrthoPediatrics GmbH) right, title and interest in, to and under the personal Property of such party and expressly assumes all obligations and liability of a debtor thereunder.

B.                  Within sixty (60) days following the date hereof, each Joining Party (other than OrthoPediatrics GmbH) shall enter into, execute and deliver to Lender a Grant of Patent Security Agreement covering United States patents filed by such Joining Party (other than OrthoPediatrics GmbH) and a Grant of Trademark Security Agreement covering United States trademarks filed by such Joining Party (other than OrthoPediatrics GmbH), as applicable.

C.                  Within sixty (60) days following the date hereof, the applicable Borrowers agree to file with the United States Patent and Trademark Office, Intellectual Property filings for the Intellectual Property listed on Exhibit D attached hereto.

7.                   Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent:

A.                 Borrowers shall have entered into, executed and delivered this Amendment to Lender and the Second Amended and Restated Revolving Note.

B.                  For filing by Lender immediately following the date hereof, (i) OrthoPediatrics Iowa Holdco, Inc. and Lender shall have an agreed upon form of a Uniform Commercial Code financing statement naming OrthoPediatrics Iowa Holdco, Inc. as debtor and Lender as secured party, for filing with the Secretary of State of the State of Delaware, and (ii) MD Orthopaedics, Inc. and MD International, Inc. and Lender shall have agreed upon a form of Uniform Commercial Code financing statement naming each of MD Orthopaedics, Inc. and MD International, Inc. as debtor and Lender as secured party, for filing with the Secretary of State of the State of Iowa, each which creates in favor of Lender a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under Law) security interest in and Lien upon such party’s Collateral.

C.                  Lender shall have received a certificate from the Secretary of Borrowers, or any equivalent in the respective jurisdictions, (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment, (ii) authorizing specific officers of Borrowers, or any equivalent in the respective jurisdictions, to execute this Amendment and (iii) attesting to the incumbency, where this is appropriate, and signature of specific officers of Borrowers.

7.                   Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does any Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Loan and Security Agreement or any other Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

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8.                   Ratification of Existing Loan and Security Documents. From and after the date hereof, the Existing Loan and Security Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and the Existing Loan and Security Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Loan and Security Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Loan and Security Agreement” used in any document evidencing the Loan shall mean the Existing Loan and Security Agreement as amended hereby. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Unmatured Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents.

9.                   Consents. Each Borrower hereby represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or each Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment.

10.               Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

11.               Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto.

12.               Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

13.               No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

14.               Governing Law. The provision of Section 11.15 of the Existing Loan and Security Agreement is hereby incorporated herein by reference.

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15.            WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. EACH BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of the date first written above.

ORTHOPEDIATRICS CORP.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

ORTHOPEDIATRICS US DISTRIBUTION CORP.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

ORTHOPEDIATRICS EU LIMITED

By:	/s/ Fred Hite
Name: Fred Hite
Title: Director

ORTHOPEDIATRICS AUS PTY LTD

By:	/s/ Fred Hite
Name: Fred Hite
Title: Director

ORTHOPEDIATRICS NZ LTD

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHEX, LLC

By:	/s/ Fred Hite
Name: Fred Hite
Title: Manager

Fourth Amendment to Fourth Amended and Restated

Loan and Security Agreement

OP EU B.V.

By:	/s/ Fred Hite
Name: Fred Hite
Title: Managing Director

OP NETHERLANDS B.V.

By:	/s/ Fred Hite
Name: Fred Hite
Title: Managing Director

TELOS PARTNERS, LLC

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

APIFIX LTD.

By:	/s/ Fred Hite
Name: Fred Hite
Title: Director

Fourth Amendment to Fourth Amended and Restated

Loan and Security Agreement

ORTHOPEDIATRICS GMBH

By:	/s/ Fred Hite
Name: Fred Hite
Title: Managing Director

ORTHOPEDIATRICS IOWA HOLDCO INC.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

MD ORTHOPAEDICS, INC.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

MD INTERNATIONAL, INC.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

LENDER:

SQUADRON CAPITAL LLC

By:	/s/ David Pelizzon
David Pelizzon
President

Fourth Amendment to Fourth Amended and Restated

Loan and Security Agreement

Exhibit A

SECOND AMENDED AND RESTATED REVOLVING NOTE

$50,000,000	June 13, 2022

FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”), Orthex, LLC, a Florida limited liability company (“Orthex”), OP EU B.V., a company organized under the laws of the Netherlands (“OP EU Netherlands”), OP Netherlands B.V., a company organized under the laws of the Netherlands (“OP Netherlands”), Telos Partners, LLC, a Colorado limited liability company (“Telos”), ApiFix Ltd., a company organized under the laws of Israel (“ApiFix Israel”), OrthoPediatrics GmbH, a company organized under the laws of Germany (“OrthoPediatrics Germany”), OrthoPediatrics Iowa Holdco, Inc., a Delaware corporation (“OrthoPediatrics Iowa Holdco”), MD Orthopaedics, Inc., an Iowa corporation (“MD Ortho”), and MD International, Inc., an Iowa corporation (“MD International” and together with OrthoPediatrics, OrthoPediatrics US, OrthoPediatrics EU, OrthoPediatrics Aus, OrthoPediatrics NZ, Orthex, OP EU Netherlands, OP Netherlands, Telos, ApiFix Israel, OrthoPediatrics Germany, OrthoPediatrics Iowa Holdco and MD Ortho, “Borrowers” and individually a “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Fourth Amended and Restated Loan and Security Agreement referred to below, the lesser of (i) the principal amount of $50,000,000 or (ii) the principal amount of the Revolving Loan outstanding and owing to the Lender, together with all the accrued and unpaid interest under this Second Amended and Restated Revolving Note pursuant to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of December 31, 2017 (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan Agreement”) by and among Borrowers and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement.

The unpaid principal amount of this Second Amended and Restated Revolving Note from time to time outstanding is subject to mandatory repayment as provided in the Fourth Amended and Restated Loan Agreement and shall bear interest as provided in Section 3.1(b) of the Fourth Amended and Restated Loan Agreement. This Second Amended and Restated Revolving Note may be voluntarily prepaid from time to time as provided in the Fourth Amended and Restated Loan Agreement and any principal amounts repaid may be borrowed, repaid (without premium or penalty) and reborrowed again, from time to time in whole or in part. All payments of principal and interest on this Second Amended and Restated Revolving Note shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrowers. The principal and all accrued and unpaid interest under this Second Amended and Restated Revolving Note shall be due and payable on the Maturity Date.

This Second Amended and Restated Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Fourth Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Second Amended and Restated Revolving Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Second Amended and Restated Revolving Note and on which such Obligations may be declared to be immediately due and payable.

THIS SECOND AMENDED AND RESTATED REVOLVING NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Fourth Amended and Restated Loan Agreement) notice of any kind with respect to this Second Amended and Restated Revolving Note.

This Second Amended and Restated Revolving Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Revolving Note dated as of August 4, 2020 in the principal amount of $25,000,000 executed by the Borrowers and made payable to the order of Lender (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, or any equivalent in the respective jurisdictions, mortgage or security interest securing such indebtedness or any rights of Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

* * Signature Page to Follow * *

IN WITNESS WHEREOF, each of the undersigned has executed this Second Amended and Restated Revolving Note as of the day and year first written above.

BORROWERS:

ORTHOPEDIATRICS CORP.

By:
Name:
Title:

ORTHOPEDIATRICS US DISTRIBUTION CORP.

By:
Name:
Title:

ORTHOPEDIATRICS EU LIMITED

By:
Name:
Title:

ORTHOPEDIATRICS AUS PTY LTD

By:
Name:
Title:

ORTHOPEDIATRICS NZ LTD

By:
Name:
Title:

ORTHEX, LLC

By:
Name:
Title:

OP EU B.V

By:
Name:
Title:

OP NETHERLANDS B.V.

By:
Name:
Title:

TELOS PARTNERS, LLC

By:
Name:
Title:

APIFIX LTD.

By:
Name:
Title:

ORTHOPEDIATRICS GMBH

By:
Name:
Title:

ORTHOPEDIATRICS IOWA HOLDCO, INC.

By:
Name:
Title:

MD ORTHOPAEDICS, INC.

By:
Name:
Title:

MD INTERNATIONAL, INC.

By:
Name:
Title:

Exhibit B

NOTICE OF BORROWING

Reference is made to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of December 31, 2017 (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan and Security Agreement”), by and among Squadron Capital LLC (“Lender”), and OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”), Orthex, LLC, a Florida limited liability company (“Orthex”), OP EU B.V., a company organized under the laws of the Netherlands (“OP EU Netherlands”), OP Netherlands B.V., a company organized under the laws of the Netherlands (“OP Netherlands”), Telos Partners, LLC, a Colorado limited liability company (“Telos”), ApiFix Ltd., a company organized under the laws of Israel (“ApiFix Israel”), OrthoPediatrics GmbH, a company organized under the laws of Germany (“OrthoPediatrics Germany”), OrthoPediatrics Iowa Holdco, Inc., a Delaware corporation (“OrthoPediatrics Iowa Holdco”), MD Orthopaedics, Inc., an Iowa corporation (“MD Ortho”), and MD International, Inc., an Iowa corporation (“MD International” and together with OrthoPediatrics, OrthoPediatrics US, OrthoPediatrics EU, OrthoPediatrics Aus, OrthoPediatrics NZ, Orthex, OP EU Netherlands, OP Netherlands, Telos, ApiFix Israel, OrthoPediatrics Germany, OrthoPediatrics Iowa Holdco and MD Ortho, “Borrowers” and individually a “Borrower”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Fourth Amended and Restated Loan and Security Agreement.

Pursuant to Section 2.2(b) of the Fourth Amended and Restated Loan and Security Agreement, Borrowers request that Lender make a $_____________ Revolving Loan to Borrowers in accordance with the applicable terms and conditions of the Fourth Amended and Restated Loan and Security Agreement on ______________ (“Borrowing Date”):

Each Borrower hereby certifies to Lender that as of the Borrowing Date:

(i)                 after making the Revolving Loan requested on the Borrowing Date, the amount of the Revolving Loan outstanding will not exceed $50,000,000;

(ii)               each of the representations and warranties contained in the Fourth Amended and Restated Loan and Security Agreement, the Loan Documents or in any document or instrument delivered pursuant to or in connection with the Fourth Amended and Restated Loan and Security Agreement are true in all material respects as of the date as of which they were made and will be true and deemed remade as such at and as of the time of the making of the Revolving Loan requested hereby, except to the extent such representations and warranties relate expressly to an earlier date, in which case such representations and warranties are true, correct and complete on and as of such earlier date;

(iii)             no Event of Default will have occurred and be continuing; and

(iv)              there has been no event or condition which has had or would reasonably be expected to have a Material Adverse Effect.

[Signature pages follow]

DATED:

OrthoPediatrics Corp.

By:
Name:
Title:

OrthoPediatrics US Distribution Corp.

By:
Name:
Title:

OrthoPediatrics EU Limited

By:
Name:
Title:

OrthoPediatrics AUS Pty Ltd

By:
Name:
Title:

OrthoPediatrics NZ Ltd

By:
Name:
Title:

Orthex, LLC

By:
Name:
Title:

OP EU B.V

By:
Name:
Title:

OP Netherlands B.V.

By:
Name:
Title:

Telos Partners, LLC

By:
Name:
Title:

ApiFix Ltd.

By:
Name:
Title:

OrthoPediatrics GmbH

By:
Name:
Title:

OrthoPediatrics Iowa Holdco, Inc.

By:
Name:
Title:

MD Orthopaedics, Inc.

By:
Name:
Title:

MD International, Inc.

By:
Name:
Title:

Exhibit C

ADDENDUM TO SCHEDULES

[Omitted]

Exhibit D

INTELLECTUAL PROPERTY FILINGS

[Omitted]